                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual report of Tia IV, Inc. (the "Company") on Form
10-KSB for the period ending December 31, 2008 as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), I, Ram Ajjarapu, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the
Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

              /s/ Ram Ajjarapu
              ------------------------------
              Ram Ajjarapu
              Title:  President and Director
              Date: March 30, 2009

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual report of Tia IV, Inc. (the "Company") on Form
10-KSB for the period ending December 31, 2008 as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), I, Aruna Raj Ajjarapu, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the
Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

              /s/ Aruna Raj Ajjarapu
              ----------------------------------------------
              Aruna Raj Ajjarapu
              Title:  Vice President, Treasurer and Director
              Date: March 30, 2009